Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2, dated as of November 21, 2023 (this “Amendment”), to the Credit Agreement dated as of February 4, 2020 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among REYNOLDS CONSUMER PRODUCTS LLC, a Delaware limited liability company (the “Borrower”), REYNOLDS CONSUMER PRODUCTS INC., a Delaware corporation ( “Parent”), the lenders from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as administrative agent and collateral agent (in such capacities, the “Administrative Agent”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS the Borrower has requested that the Initial Revolving Credit Maturity Date be extended as set forth herein; and

WHEREAS, the Revolving Lenders party hereto, constituting each of the Revolving Lenders party to the Credit Agreement on the Amendment No. 2 Effective Date (as defined below) (after giving effect to the assignment of the Initial Revolving Credit Commitment and the Initial Revolving Loans of the Non-Consenting Revolving Lender (as defined below) contemplated by Section 2 hereof) are willing to agree to such extension, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the definition of the term “Initial Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Revolving Credit Maturity Date” means the date that is six years after the Closing Date.

Section 2. Concerning the Non-Consenting Revolving Lender; Replacement of Issuing Bank.

(a) Pursuant to Section 2.19(b) and Section 9.05 of the Credit Agreement, immediately prior to the Amendment No. 2 Effective Date, the Non-Consenting Revolving Lender shall be deemed to have assigned and transferred its Initial Revolving Credit Commitment and Initial Revolving Loans (if any) together with all of its rights and obligations (including any participations in Letters of Credit) under the Credit Agreement in respect thereof, to the Replacement Revolving Lender (as defined below), and the Replacement Revolving Lender shall be deemed to have assumed and accepted the Initial Revolving Credit Commitment and the Initial Revolving Loans, together with all such rights and obligations, of the Non-Consenting Revolving Lender. Upon payment to the Non-Consenting Revolving Lender of an amount equal to the outstanding principal amount of its Initial Revolving Loans (which shall be paid by the Replacement Revolving Lender), (i) the Replacement Revolving Lender shall have acquired the Initial Revolving Credit Commitment and Initial Revolving Loans of the Non-Consenting Lender, and shall have all the rights and obligations under the Credit Agreement in respect thereof, and (ii) the Non-Consenting Revolving Lender shall cease to be a party to the Credit Agreement with respect to its Initial Revolving Credit Commitment and Initial Revolving Loans and its rights and obligations (including any participations in Letters of Credit) in respect thereof shall be deemed assigned by it under this Section 2, it being understood and agreed that such assignment (x) shall be deemed to satisfy the requirements of Section 9.05 of the Credit Agreement with respect thereto (and this Amendment shall be deemed to be an Assignment and Assumption with respect to such assignment), (y) shall automatically be effective on the Amendment No. 2 Effective Date (subject to the payment of all amounts referred to above), and in any event shall not require any further action on the part of the Non-Consenting Revolving Lender, and (z) the Administrative Agent is hereby authorized to record such assignment in the Register. As used herein, “Non-Consenting Revolving Lender” means Credit Suisse AG, Cayman Islands Branch, in its capacity as an Initial Revolving Lender, and “Replacement Revolving Lender” means UBS AG, Stamford Branch. After giving effect to the assignment and assumption contemplated by this Section, the Replacement Revolving Lender shall have an Initial Revolving Credit Commitment equal to $62,500,000.00.

(b) The Replacement Revolving Lender hereby represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Revolving Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to assume the Initial Revolving Credit Commitment and related rights and obligations pursuant to this Section 2 and become a Revolving Lender, (iii) from and after the Amendment No. 2 Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Revolving Lender thereunder and, to the extent of the Initial Revolving Credit Commitment and related rights and obligations so assumed, shall have the obligations of a Revolving Lender thereunder, (iv) it has received a copy of the Credit Agreement and each then-applicable Acceptable Intercreditor Agreement, together with copies of the most recent financial statements of Parent filed with the SEC or delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the assignment contemplated by this Section 2 on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) to the knowledge of the Replacement Revolving Lender, it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution and (vi) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by the Replacement Revolving Lender.

(c) Pursuant to Section 2.05(i) of the Credit Agreement, effective as of the Amendment No. 2 Effective Date, Credit Suisse AG, Cayman Islands Branch, in its capacity as an Issuing Bank (in such capacity, the “Replaced Issuing Bank”), is hereby replaced by UBS AG, Stamford Branch, as an Issuing Bank (in such capacity, the “Successor Issuing Bank”), and the Administrative Agent, the Borrower and the Successor Issuing Bank hereby consent to such replacement. As of the Amendment No. 2 Effective Date, the LC Commitment of the Successor Issuing Bank shall equal $31,250,000.00 and from and after the Amendment No. 2 Effective Date, the Successor Issuing Bank shall have all the rights and obligations of the Replaced Issuing Bank under the Amended Credit Agreement, and shall constitute an Issuing Bank for all purposes thereof and of the other Loan Documents; provided that notwithstanding the foregoing or anything to the contrary in the Credit Agreement, the Replaced Issuing Bank shall remain a party to the Amended Credit Agreement and shall continue to constitute an Issuing Bank thereunder (and shall have all related rights and obligations thereunder to such extent) solely with respect to the Letters of Credit issued by it and outstanding as of the Amendment No. 2 Effective Date (it being understood and agreed that the Replaced Issuing Bank shall have no obligation to renew or extend any such Letter of Credit or to issue any additional Letter of Credit under the Amended Credit Agreement).

(d) Credit Suisse AG, Cayman Islands Branch, in its capacities as the Non-Consenting Revolving Lender and the Replaced Issuing Bank, hereby waives the payment of any accrued interest, accrued fees or other amounts payable to it in accordance with Sections 2.19(b) and 2.05(i) of the Credit Agreement on the Amendment No. 2 Effective Date as a condition to the effectiveness of the transactions contemplated by this Section 2, it being understood and agreed that all such amounts shall be paid by the Borrower for the account of Credit Suisse AG, Cayman Islands Branch in accordance with the Credit Agreement as and when payment of such amounts would otherwise be due thereunder.

Section 3. Representations and Warranties. Each Loan Party hereby represents and warrants that, as of the Amendment No. 2 Effective Date, this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Section 4. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(a) Amendment. The Administrative Agent shall have received from each Initial Revolving Lender (after giving effect to the transactions contemplated by Section 2 hereof), the Borrower, Parent and each Subsidiary Guarantor, a counterpart signed by each such party of this Amendment;

(b) Expenses. The Borrower shall have paid to the Administrative Agent all fees and expenses due to be paid on or prior to the Amendment No. 2 Effective Date, including all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 9.03 of the Credit Agreement for which invoices have been presented at least one Business Day prior to the Amendment No. 2 Effective Date;

(c) Legal Opinions. The Administrative Agent shall have received a customary written opinion of (i) Davis Polk & Wardwell LLP, in its capacity as special New York counsel to the Loan Parties and (ii) Richards, Layton & Finger P.A., in its capacity as special Delaware counsel to the Loan Parties, in each case, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent, the Initial Revolving Lenders party hereto and the Issuing Banks;

(d) Officer’s Certificate. The Administrative Agent shall have received (i) a certificate dated as of the Amendment No. 2 Effective Date and executed by a Responsible Officer of each of the Loan Parties, certifying (A) that attached thereto is a true and complete copy of the articles or certificate of incorporation or other comparable organizational documents of such Loan Party, certified by the relevant authority of the jurisdiction of organization of such Loan Party as of a recent date and a true and complete copy of the bylaws, operating or comparable governing document of such Loan Party, if applicable (each an “Organizational Document”) (or that such Organizational Document has not been amended since the date it was last delivered to the Administrative Agent) and (B)(x) that attached thereto is a true and complete copy of resolutions or written consents of its shareholders or board of directors or other relevant governing body, as the case may be, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents (if any) to which it is a party, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission, and (y) as to the incumbency and genuineness of the signature of the officers, directors, managers or other authorized signatories of each Loan Party executing this Amendment and the other Loan Documents (if any) to which it is a party and (ii) certificates as to the good standing (where relevant) of each Loan Party as of a recent date, from the relevant authority of the jurisdiction of organization of such Loan Party;

(e) Closing Certificates. (i) As of the Amendment No. 2 Effective Date, (A) the representations and warranties of each Loan Party contained in Article 3 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that (x) in each case, any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified and (y) each reference in the representation set forth in Section 3.12 of the Amended Credit Agreement to the Closing Date and the Transactions shall be deemed to be a reference to the Amendment No. 2 Effective Date and the transactions contemplated hereby, respectively) and (B) no Default or Event of Default exists, or would result from this Amendment or the transactions contemplated hereby, and (ii) the Administrative Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date and executed by a Responsible Officer of the Borrower certifying to that effect; and

(f) KYC. The Administrative Agent shall have received all documentation and other information about the Loan Parties reasonably requested by the Administrative Agent (on behalf of itself or any Initial Revolving Lender) or the Administrative Agent in writing at least ten (10) Business Days in advance of the Amendment No. 2 Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and the Beneficial Ownership Regulation.

Section 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties to this Amendment represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (x) the Borrower and each other Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all of its Obligations (including, for the avoidance of doubt, the Initial Revolving Credit Commitments as extended hereby and the Loans and other extensions of credit thereunder) on the terms and conditions set forth in the Collateral Documents, and hereby confirms and, to the extent necessary, ratifies the security interests granted by it pursuant to the Collateral Documents to which it is a party and (y) each Guarantor, hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Loan Guaranty with respect to all of its Obligations (including, for the avoidance of doubt, the Initial Revolving Credit Commitments as extended hereby and the Loans and other extensions of credit thereunder). From and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 8. Applicable Law; Waiver of Jury Trial; Jurisdiction; Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 9. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall discharge or release the Lien or priority of any Collateral Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby and except to the extent repaid as provided herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS CONSUMER PRODUCTS LLC, as Borrower

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins Title: Chief Financial Officer

REYNOLDS CONSUMER PRODUCTS INC., as Parent

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins
Title: Chief Financial Officer

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins
Title: Chief Financial Officer

REYNOLDS INTERNATIONAL SERVICES LLC

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins
Title: Chief Financial Officer

REYNOLDS MANUFACTURING, INC.

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins
Title: Chief Financial Officer

[Signature Page to Amendment]

REYNOLDS PRESTO PRODUCTS INC.

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins
Title: Chief Financial Officer

TRANS WESTERN POLYMERS, INC.

By:	/s/ Scott E. Huckins
Name: Scott E. Huckins
Title: Chief Financial Officer

[Signature Page to Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, as Issuing Bank and as the Non-Consenting Revolving Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Andrew Senicki
	Name:	Andrew Senicki
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

UBS AG, Stamford Branch, as Replacement Revolving Lender and Issuing Bank

by:
/s/ Anthony N Joseph
Name: Anthony N Joseph
Title: Associate Director

by:
/s/ Peter Hazoglou
Name: Peter Hazoglou
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

Goldman Sachs Bank USA, as Initial Revolving Lender and Issuing Bank

by:
/s/ Ananda DeRoche
Name: Ananda DeRoche
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Initial Revolving Lender and Issuing Bank

by:
/s/ Richard Barritt
Name: Richard Barritt
Title: Executive Director

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

HSBC Bank USA, N.A., as Initial Revolving Lender and Issuing Bank

by:
/s/ Matthew McLaurin
Name: Matthew McLaurin
Title: Director

For any institution requiring a second signature block:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

BARCLAYS BANK PLC,

as Initial Revolving Lender and Issuing Bank

by:	/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

Citibank, N.A., as Initial Revolving Lender and Issuing Bank

by:
/s/ Piyush Choudhary
Name: Piyush Choudhary
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

Royal Bank of Canada, as Initial Revolving Lender and Issuing Bank

by:
/s/ Michael Santana-Mondo
Name: Michael Santana-Mondo
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE REYNOLDS CONSUMER PRODUCTS LLC CREDIT AGREEMENT

TRUIST BANK, as Initial Revolving Lender and Issuing Bank

by:
/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director